Prospectus supplement dated May 22, 2019
to the following prospectus(es):
INVESCO PCVUL dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The cover page of the prospectus is amended to include the following language:
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, Nationwide may discontinue mailing paper copies of shareholder reports for underlying mutual funds available under this policy unless the policy owner specifically requests that paper copies continue to be delivered. Instead, the shareholder reports will be made available on a website. Nationwide will notify policy owners by mail each time a shareholder report is posted and will provide a website link to access the report. However, policy owners may elect to continue to receive all future shareholder reports in paper free of charge. To do so, policy owners should contact the Service Center to inform Nationwide that paper copies of shareholder reports should continue to be delivered. Any election to receive shareholder reports in paper will apply to all underlying funds available under the policy.
(2)	The prospectus offers the following underlying mutual fund as an investment option under the contract/policy. Effective on or about June 3, 2019, the name of the investment option is updated as indicated below:

CURRENT NAME	UPDATED NAME
Dreyfus Variable Investment Fund – Quality Bond Portfolio	BNY Mellon Variable Investment Fund – Quality Bond Portfolio
As of the effective date, the Investment Advisor is changed to BNY Mellon Investment Management.
PROS-2019-260
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